Our Mission & Vision Operational Update February 14, 2019 EVALUATION These materials may not be used or relied upon for any purpose otherth an as specifically contemplated by a 1

Forward-looking Statements Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “anticipate,” “plan,” “intend,” “foresee,” “guidance,” “potential,” “expect,” “should,” “will” “continue,” “could,” “estimate,” “forecast,”Our“goal,” Mission“may,” “objective,” “predict,” “projection,”& Visionor similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. The Company believes the information, estimates, forecasts and assumptions on which these statements are based are current, reasonable and complete. Our expectations with respect to estimated 2019 financial and operating performance, including cost savings and synergies, that are contained in this presentation are forward-looking statements based on management’s best estimates as of the date of this presentation. However, the forward-looking statements in this presentation are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties relating to industry cyclicality and seasonality and adverse weather conditions; challenging economic conditions affecting the nonresidential construction industry; downturns in the residential new construction and repair and remodeling end markets, or the economy or the availability of consumer credit; volatility in the United States (“U.S.”) economy and abroad, generally, and in the credit markets; inability to successfully develop new products or improve existing products; the effects of manufacturing or assembly realignments; changes in laws or regulations; the effects of certain external domestic or international factors that we may not be able to control, including war, civil conflict, terrorism, natural disasters and public health issues; our ability to obtain financing on acceptable terms; recognition of goodwill or asset impairment charges; commodity price volatility and/or limited availability of raw materials, including steel, PVC resin and aluminum; retention and replacement of key personnel; increases in union organizing activity and work stoppages at our facilities or the facilities of our suppliers; our ability to employ, train and retain qualified personnel at a competitive cost; enforcement and obsolescence of our intellectual property rights; changes in foreign currency exchange and interest rates; costs and liabilities related to compliance with environmental laws and environmental clean-ups; changes in building codes and standards; potential product liability claims, including class action claims and warranties, relating to products we manufacture; competitive activity and pricing pressure in our industry; the credit risk of our customers; the dependence on a core group of significant customers in our Windows and Siding segments; operational problems or disruptions at any of our facilities, including natural disasters; volatility of the Company’s stock price; our ability to make strategic acquisitions accretive to earnings; our ability to carry out our restructuring plans and to fully realize the expected cost savings; significant changes in factors and assumptions used to measure certain of Ply Gem Parent LLC’s (“Ply Gem”) defined benefit plan obligations and the effect of actual investment returns on pension assets; volatility in transportation, energy and freight prices; the adoption of climate change legislation; limitations on our net operating losses and payments under the tax receivable agreement; breaches of our information system security measures; damage to our major information management systems; necessary maintenance or replacements to our enterprise resource planning technologies; potential personal injury, property damage or product liability claims or other types of litigation; compliance with certain laws related to our international business operations; the effect of tariffs on steel imports; the cost and difficulty associated with integrating and combining the businesses of NCI and Ply Gem; potential write-downs or write-offs, restructuring and impairment or other charges required in connection with the merger of Ply Gem with and into the Company with the Company continuing in its existence as a Delaware corporation; potential claims arising from the operations of our various businesses arising from periods prior to the dates they were acquired; substantial governance and other rights held by our sponsor investors; the effect on our common stock price caused by transactions engaged in by our sponsor investors, our directors or executives; our substantial indebtedness and our ability to incur substantially more indebtedness; limitations that our debt agreements place on our ability to engage in certain business and financial transactions; the effect of increased interest rates on our ability to service our debt; and downgrades of our credit ratings. See also the “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended October 28, 2018, our Transition Report on Form 10-QT and other risks described in documents subsequently filed by the Company from time to time with the Securities and Exchange Commission, which identify other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Key Business Highlights Our Mission & Vision 1 Market leading North American exterior building products company with scale 2 Comprehensive product offering with enhanced growth opportunity 3 Proven platform for industry consolidation ☻4 Value creation through ongoing cost initiatives and synergies 5 Expansive advantaged platform with complementary strengths 6 Strong projected earnings growth and free cash flow generation 3

Business Segments Going Forward - % of Revenues (1) (1) Our Mission & Vision Insulated Engineered Metal Metal Windows Siding Metal Building Coaters Components Panels Products 17% 29% 21% 33% 59% 41% (2) + Commercial Windows Siding 38% 39% 23% (1) Percentages represent the revenue % of the historical business segments for fiscal year 2018 for NCI and the nine months ended 9/30/18 for Ply Gem. (2) Percentages represent proforma revenue of the consolidated business lines. 4

Key Performance Metrics Our Mission & Vision Pro Forma(1) Combination Enhances Key Performance(Pro Forma for Atrium andMetrics Silver Line) End Market Flat to low single digit Flat + Volume Growth Flat to down 2018 PF Sales(1) $2.0bn $3.0bn $5.0bn Medium-Term Low to mid single digit Mid single digit Low to mid single digit Sales Growth 2018 PF $192mm $328mm $520mm Adj. EBITDA(2) 2018 PF Capex $50mm $50mm $100mm 2018 PF Unlevered Free $142mm $278mm $420mm Cash Flow (3) Note: Above information is unaudited. . (1) 2018 pro forma results reflect full year combined NCI, Ply Gem, Atrium & Silver Line. (2) Excludes unrealized Merger synergies from combination of NCI and Ply Gem or other unrealized acquisition synergies and cost savings 5 (3) Pro forma Unlevered Free Cash Flow defined as (PF Adj. EBITDA – PF Capex)

Value Creation Through Ongoing Cost Initiatives And Projected Synergies OurRealization Mission of Cost Initiatives and& Cost Vision Synergies Cost Initiatives and Cost Synergies ($ in millions)  G&A ~$180+ − Headcount rationalization  Manufacturing efficiencies − Consolidating vendor spend Cost and revenue synergies will ~$45 − Plant consolidation expand as businesses continue to Merger Synergies  Procurement be integrated − Aluminum and paint purchases  Atrium and Silver Line synergies − Manufacturing, procurement, logistics and G&A  Manufacturing efficiencies ~$100 − U.S. Windows footprint consolidation − Labor and variable overhead reduction ~$90 − Raw material efficiencies  Procurement savings − Improved raw material sourcing − Centralized supply chain functions  Streamlined organization, functions and processes PlyGem Cost Initiatives + Synergies − Back office consolidation ~$25  Advanced manufacturing ~$45 − Process automation and labor savings − Improved yield and product quality  Continuous improvement and procurement − Waste elimination 2018E 2019E Run Rate − Six sigma implementation NCI Cost NCI Initiatives  Engineering & Drafting − North America consolidation and off-shoring Note: The synergy figures are management’s estimates as of the date hereof and subject to numerous risks, see “Forward Looking Statements”. 6

Our Mission & Vision Appendix

Reconciliation of Pro Forma Sales and Capex SalesOur Mission & Vision NCI Ply Gem Atrium Silver Line 2018 Historical Historical Historical Historical Pro Forma ($ in thousands) (12/25/17 – 12/31/18) (01/01/18 –11/16/18) (01/01/18 – 04/12/18) (01/01/18 – 10/14/18) Sales $2,288,390 $2,215,855 $85,390 $364,666 $4,954,301 Capex NCI Ply Gem Atrium Silver Line 2018 Historical Historical Historical Historical Pro Forma ($ in thousands) (12/25/17 – 12/31/18) (01/01/18 –12/31/18) (01/01/18 – 04/12/18) (01/01/18 – 10/14/18) Capex $49,742 $46,270 $1,339 $2,700 $100,051 8

Pro Forma Adjusted EBITDA Reconciliation - 2018 Our MissionPro Forma Adjusted & EBITDA Vision Reconciliation - Calendar year 2018 $ in millions Total Operating Income $ 158.4 Adjustments: Restructuring and impairment 4.0 Strategic development and acquisition costs 38.2 Loss (gain) on disposition of business 6.9 Acceleration of CEO retirement benefits 4.6 Non cash charge of purchase price allocated to inventories 57.7 Litigation settlement 3.3 Gain on insurance recovery (4.7) Other, net 6.2 Adjusted operating income 274.7 Other income and expense 0.8 Depreciation & amortization 235.9 Share-based compensation expense 8.6 Pro Forma Adjusted EBITDA $ 520.0 Less Pro Forma Capital Expenditures (100.1) Pro Forma Unlevered Free Cash Flow $ 419.9 9

Our Mission & Vision K. DARCEY MATTHEWS Vice President, Investor Relations E: darcey.matthews@ncigroup.com 281.897.7785 ncibuildingsystems.com